                                                                    EXHIBIT 10.4



                    TERMINATION AGREEMENT AND MUTUAL RELEASE

         THIS TERMINATION AGREEMENT AND MUTUAL RELEASE (this "Agreement") is being executed and delivered by the undersigned parties in accordance with
Section 6.14 of the Agreement and Plan of Merger, dated as of ____________, 2002 (the "Merger Agreement"), between D.R. HORTON, INC., a Delaware corporation ("DHI"), and SCHULER HOMES, INC., a Delaware corporation (the "Company"). Capitalized terms used in this Agreement without definition have the respective meanings given to them in the Merger Agreement.

                                   WITNESSETH:

         WHEREAS, the undersigned constitute all of the parties to the Agreement and Plan of Reorganization, dated as of September 12, 2000 (the "Reorganization Agreement"), and to the Stockholders Agreement, dated as of April 3, 2001 (the "Stockholders Agreement"), pursuant to which the parties made certain representations and warranties and entered into certain covenants and agreements that the parties have determined to be unnecessary or undesired upon consummation of the transactions contemplated by the Merger Agreement; and

         WHEREAS, each of the undersigned acknowledges that execution and delivery of this Agreement is a condition to DHI's and the Company's obligations to consummate the transactions contemplated by the Merger Agreement, and that DHI and the Company are relying on this Agreement in consummating the transactions contemplated by the Merger Agreement.

                                    AGREEMENT

         NOW, THEREFORE, each of the undersigned, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, in order to induce DHI and the Company to consummate the transactions contemplated by the Merger Agreement, hereby agrees as follows:

         1. Effective as of the Effective Time, the Reorganization Agreement (other than Article I (Definitions), Section 6.7 (Public Announcements), Section
6.12 (Non-Disclosure of Proprietary Data), Section 6.13 (Section 341(f) Consent) and Article XII (General Provisions) thereof) and the Stockholders Agreement are each hereby terminated and shall be of no further force and effect.

         2. Effective as of the Effective Time, each of the Schuler Parties (as defined on the signature pages hereto), on behalf of themselves and their respective Affiliates, shareholders, officers, directors, trustees, employees, agents, representatives, subsidiaries, predecessors, successors and assigns (collectively, the " Schuler Releasing Parties"), hereby releases and forever discharges each of the Western Pacific Parties (as defined on the signature pages hereto) and each of their respective Affiliates, shareholders, members, partners, managers, officers, directors, employees, agents, representatives, subsidiaries, predecessors, successors and assigns (collectively, "Western Pacific Released Persons") from any and all claims, demands, proceedings, actions, causes of action, orders, obligations, duties, costs, damages, losses, rights, contracts, agreements, debts and liabilities whatsoever, of whatever character, whether


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contractual or non-contractual, known or unknown, suspected or unsuspected, both at law and in equity (collectively, "Claims"), which the Schuler Releasing Party now has, has ever had or may hereafter have against (a) the respective Western Pacific Released Persons and (b) any other person to the extent that such other person possesses a right of contribution, subrogation or indemnification with respect to such Claims against any Western Pacific Released Person, in all cases, whether arising contemporaneously with or prior to the Closing Date, arising out of or relating to the Reorganization Agreement or the Stockholders Agreement, whether or not relating to claims pending on, or asserted after, the Closing Date; provided, however, that nothing contained herein shall operate to release:

                  (i) any obligations of the Western Pacific Released Persons arising under the Merger Agreement and any agreement or instrument delivered in connection therewith and

                  (ii) any obligations of the Company, its subsidiaries and their respective successors and assigns to indemnify their respective directors, officers or managers arising under applicable law or the Company's or such subsidiary's certificate or articles of incorporation, bylaws or other organizational document.

         Each Schuler Releasing Party hereby irrevocably covenants to refrain from, directly or indirectly, asserting any claim or demand, or commencing, instituting or causing to be commenced, any proceeding of any kind against any Western Pacific Released Person, based upon any matter purported to be released hereby.

         THE SCHULER PARTIES FURTHER WAIVE, TO THE FULLEST EXTENT POSSIBLE, ANY RIGHTS UNDER CALIFORNIA CIVIL CODE SECTION 1542 (OR ANY SIMILAR PROVISION UNDER THE LAW OF ANY OTHER JURISDICTION), WHICH PROVIDES: "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH, IF KNOWN BY HIM, MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

         3. Effective as of the Effective Time, each of the Western Pacific Parties, on behalf of themselves and their respective Affiliates, shareholders, members, partners, managers, officers, directors, employees, agents, representatives, subsidiaries, predecessors, successors and assigns (collectively, the "Western Pacific Releasing Parties"), hereby releases and forever discharges each of the Schuler Parties and each of their respective Affiliates, shareholders, officers, directors, trustees, employees, agents, representatives, subsidiaries, predecessors, successors and assigns (collectively, "Schuler Released Persons") from any and all Claims, which the Western Pacific Releasing Party now has, has ever had or may hereafter have against (a) the respective Schuler Released Persons and (b) any other person to the extent that such other person possesses a right of contribution, subrogation or indemnification with respect to such Claims against any Schuler Released Person, in all cases, whether arising contemporaneously with or prior to the Closing Date, arising out of or relating to the Reorganization Agreement or the Stockholders Agreement, whether or not relating to claims pending on, or asserted after, the Closing Date; provided, however, that nothing contained herein shall operate to release:



                                        2

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                  (i) any obligations of the Schuler Released Persons arising under the Merger Agreement and any agreement or instrument delivered in connection therewith and

                  (ii) any obligations of the Company, its subsidiaries and their respective successors and assigns to indemnify their respective directors, officers or managers arising under applicable law or the Company's or such subsidiary's certificate or articles of incorporation, bylaws or other organizational document.

         Each Western Pacific Releasing Party hereby irrevocably covenants to refrain from, directly or indirectly, asserting any claim or demand, or commencing, instituting or causing to be commenced, any proceeding of any kind against any Schuler Released Person, based upon any matter purported to be released hereby.

         THE WESTERN PACIFIC PARTIES FURTHER WAIVE, TO THE FULLEST EXTENT POSSIBLE, ANY RIGHTS UNDER CALIFORNIA CIVIL CODE SECTION 1542 (OR ANY SIMILAR PROVISION UNDER THE LAW OF ANY OTHER JURISDICTION), WHICH PROVIDES: "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH, IF KNOWN BY HIM, MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

         4. Each of the undersigned hereby represents and warrants to each of the other parties hereto (i) that, as of the date hereof, there are no pending or threatened claims by such party or any of such party's Releasing Parties asserting any rights to indemnification under the Reorganization Agreement and, to the knowledge of such party, no reasonable basis exists for any such claim and (ii) that this Agreement has been duly and validly executed and delivered by such party and, assuming due authorization, execution and delivery by the other parties hereto, constitutes a legal, valid and binding obligation of such party and release by such party's Releasing Parties, enforceable against such party and such party's Releasing Parties in accordance with its terms.

         5. The parties hereto have entered into this Agreement in reliance solely upon the representations, warranties and agreements set forth in this Agreement and not upon any other representation or statement, written or oral.

         6. If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

         7. This Agreement may not be amended except in a writing signed by the person(s) against whose interest such change shall operate.

         8. IT IS THE EXPRESS INTENTION OF THE PARTIES TO THIS AGREEMENT THAT EACH RELEASED PARTY BE RELEASED FROM HIS, HER, OR ITS OWN NEGLIGENCE.

         9. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE OF DELAWARE WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW THAT WOULD APPLY ANY OTHER LAW.

         10. This Agreement contains the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes any prior understandings and agreements of the parties with respect to the subject matter hereof.

                            [SIGNATURES ON NEXT PAGE]



                                        4

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         IN WITNESS WHEREOF, the undersigned has executed and delivered this
Agreement as of ________________________, 2002.


                               SCHULER PARTIES

                               SCHULER HOMES, INC.


                               By:
                                  ----------------------------------------------
                               Name:
                                    --------------------------------------------
                               Title:
                                     -------------------------------------------


                               THE JAMES AND PATRICIA SCHULER FOUNDATION


                               By:
                                  ----------------------------------------------
                               Name:
                                    --------------------------------------------
                               Title:
                                     -------------------------------------------


                               JAMES K. SCHULER,

                               as trustee for the James K. Schuler 1998
                               Qualified Annuity Trust and the James K. Schuler Revocable Living Trust


                               By:
                                  ----------------------------------------------
                               Name:
                                    --------------------------------------------
                               Title:
                                     -------------------------------------------

                               WESTERN PACIFIC PARTIES


                               APOLLO REAL ESTATE INVESTMENT FUND, L.P.

                               By: APOLLO REAL ESTATE ADVISORS, L.P.
                                   Its General Partner

                               By: APOLLO REAL ESTATE
                                   MANAGEMENT, INC.
                                   Its General Partner


                               By:
                                  ----------------------------------------------
                               Name:
                                    --------------------------------------------
                               Title:
                                     -------------------------------------------


                               BLACKACRE WPH, LLC

                               By: BLACKACRE CAPITAL GROUP, L.P.
                                   Its Managing Member

                               By: BLACKACRE CAPITAL MANAGEMENT, CORP.
                                   Its General Partner


                               By:
                                  ----------------------------------------------
                               Name:
                                    --------------------------------------------
                               Title:
                                     -------------------------------------------


                               HIGHRIDGE PACIFIC HOUSING INVESTORS, L.P.

                               By: WPH ACQUISITIONS, INC.
                                   Its General Partner


                               By:
                                  ----------------------------------------------
                               Name:
                                    --------------------------------------------
                               Title:
                                     -------------------------------------------

                               AP WP PARTNERS, L.P.

                               By: AP WP OPERATING CORPORATION
                                   Its General Partner


                               By:
                                  ----------------------------------------------
                               Name:
                                    --------------------------------------------
                               Title:
                                     -------------------------------------------


                               AP WESTERN GP CORPORATION


                               By:
                                  ----------------------------------------------
                               Name:
                                    --------------------------------------------
                               Title:
                                     -------------------------------------------


                               AP LHI, INC.


                               By:
                                  ----------------------------------------------
                               Name:
                                    --------------------------------------------
                               Title:
                                     -------------------------------------------


                               LAMCO HOUSING, INC.


                               By:
                                  ----------------------------------------------
                               Name:
                                    --------------------------------------------
                               Title:
                                     -------------------------------------------

         D.R. Horton, Inc. hereby consents to and, from and after the Effective Time, agrees to be bound by the provisions of this Agreement.


                               D.R. HORTON, INC.


                               By:
                                  ----------------------------------------------
                               Name:
                                    --------------------------------------------
                               Title:
                                     -------------------------------------------